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                       AMENDMENT TO THE EFC BANCORP, INC.
                     THREE-YEAR CHANGE IN CONTROL AGREEMENT
                            WITH LEO M. FLANAGAN, JR.

         WHEREAS, Leo M. Flanagan, Jr. (the "Executive") entered into a change in control agreement with EFC Bancorp, Inc. (the "Company") effective April 3, 1998 (the "Agreement"); and

         WHEREAS, the Company and the Executive desire to amend the Agreement to clarify the methodology used to determine the benefits the Executive would receive under the Agreement in the event of a change in control of the Company; and

         WHEREAS, Section 9 of the Agreement provides that the Agreement may be amended or modified by means of a written instrument signed by the parties.

         NOW, THEREFORE, the Company and the Executive hereby agree to amend the Agreement as follows:

         Effective February 15, 2005, the first sentence of Section 3(a) of the Agreement shall be deleted in its entirety and replaced with the following new sentence:

         "Upon the occurrence of a Change in Control, followed at any time during the term of this Agreement by the voluntary or involuntary termination of Executive's employment, other than for Termination for Cause, the Holding Company shall be obligated to pay Executive, or in the event of his subsequent death, his beneficiary or beneficiaries, or his estate, as the case may be, a sum equal to three (3) times Executive's highest taxable year's annual compensation over the last three (3) calendar years."


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         IN WITNESS  WHEREOF,  the  Company  has caused  this  Amendment  to the
Agreement to be executed by its duly authorized officer, and Executive has signed this Amendment, on the 15th day of February 2005.


ATTEST:                                     EFC BANCORP, INC.

/s/ Ursula Wilson                           /s/ Peter A. Traeger
--------------------                        ------------------------------------
Ursula Wilson                               Peter A. Traeger
                                            For the Board of Directors




WITNESS:                                    EXECUTIVE


/s/ Eric Wedeen                             /s/ Leo M. Flanagan,  Jr.
--------------------                        ------------------------------------
Eric Wedeen                                 Leo M. Flanagan,  Jr.